SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                February 11, 2004

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission               IRS Employer
jurisdiction                      File Number              Identification
of incorporation                                           Number

Delaware                            1-3492                 No. 75-2677995


                            1401 McKinney, Suite 2400
                              Houston, Texas 77010
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 713-759-2600

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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         On February 11, 2004 registrant issued a press release entitled "Insurers Denied Standing."

         The text of the press release is as follows:

                            INSURERS DENIED STANDING

HOUSTON, Texas - Halliburton (NYSE: HAL) announced today that the Honorable Judith K. Fitzgerald issued a ruling this morning holding that insurers lack standing to bring motions seeking to dismiss the prepackaged reorganization cases filed by DII Industries, Kellogg Brown & Root ("KBR") and various other subsidiaries of Halliburton. The court also denied standing to insurers to object to appointment of Professor Eric Green as legal representative of future claimants.

The bankruptcy court has scheduled hearings for May 10-12 to consider confirmation of the prepackaged plan of reorganization being proposed for DII Industries, KBR and other affected subsidiaries. At the same hearing, the court also will be asked to approve the disclosure statement and procedures used in connection with solicitation of votes on the proposed plan.

DII Industries, KBR and other affected subsidiaries filed chapter 11 proceedings on December 16, 2003 in bankruptcy court in Pittsburgh, Pennsylvania after receiving validly cast votes in favor of the plan from over 98% of those asbestos claimants and 99% of those silica claimants who voted on the plan.

Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy Services and Engineering and Construction Groups. The company's World Wide Web site can be accessed at www.halliburton.com.

NOTE: The statements in this press release that are not historical statements, including statements regarding future financial performance, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the company's control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: legal risks, including the risks of being unable to complete the proposed settlement of asbestos and silica liabilities, the risks of having material subsidiaries in Chapter 11 proceedings, the risks of audits and investigations of the company by domestic and foreign government agencies and legislative bodies, the risks of judgments against the company's subsidiaries and predecessors in asbestos litigation pending and currently on appeal, the inability of insurers for asbestos exposures to pay claims or a delay in the payment of such claims, future asbestos claims defense and settlement costs, the risks of judgments against the company and its subsidiaries in other litigation and proceedings, including shareholder lawsuits, securities laws inquiries, contract disputes, patent infringements and environmental matters, legislation, changes in government regulations and adverse reaction to scrutiny involving the company; political risks, including the risks of unsettled political conditions, war and the effects of terrorism, foreign operations and foreign exchange rates and controls; liquidity risks, including the risks of potential reductions in debt ratings, access to credit, availability and costs of financing and ability to

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raise capital;  weather-related  risks;  customer risks,  including the risks of changes in capital spending and claims negotiations; industry risks, including the risks of changes that affect the demand for or price of oil and/or gas, structural changes in the industries in which the company operates, risks of fixed-fee projects and risks of complex business arrangements; systems risks, including the risks of successful development and installation of financial systems; and personnel and merger/reorganization/disposition risks, including the risks of increased competition for employees, successful integration of acquired businesses, effective restructuring efforts and successful completion of planned dispositions. Please see Halliburton's Form 10-K for the year ended December 31, 2002, as amended by Form 10-K/A filed on January 15, 2004, Form 10-Q for the quarter ended September 30, 2003 and Forms 8-K filed on October 28, 2003 and January 23, 2004 for a more complete discussion of such risk factors.

                                       ###

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:     February 11, 2004                 By: /s/ Margaret E. Carriere
                                               -------------------------------
                                                    Margaret E. Carriere
                                                    Vice President and Secretary